SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549
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                                FORM 8-K

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       August 24, 2005
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                    JOHN B. SANFILIPPO & SON, INC.
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        (Exact Name of Registrant as Specified in its Charter)

Delaware                            0-19681             36-2419677
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(State or Other Jurisdiction       (Commission         (IRS Employer
   of Incorporation)               File Number)    Identification No.)

2299 Busse Road, Elk Grove Village, Illinois                60007
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code       847-593-2300
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(Former Name or Former Address, if Changed Since Last Report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ]    Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))


John B. Sanfilippo & Son, Inc. (the "Registrant") submits the following information:


ITEM 2.02. Results of Operations and Financial Condition
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On August 24, 2005, the Registrant issued a press release regarding its financial results for the fourth quarter and fiscal year ended June 30, 2005. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 9.01.  Financial Statements and Exhibits
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(c)  Exhibits

     The exhibits furnished herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.


                              SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       JOHN B. SANFILIPPO & SON, INC.

Date: August 25, 2005                   By: /s/ Michael J. Valentine
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                                           Michael J. Valentine
                                           Executive Vice President Finance,
                                           Chief Financial Officer and
                                           Corporate Secretary


                        EXHIBIT INDEX
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Exhibit
Number     Description
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99.1       Press Release dated August 24, 2005